                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MITCHAM INDUSTRIES, INC.
       ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



       ------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):


        ------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------

        5) Total fee paid:


        ------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:


        ------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------

        3)       Filing Party:


        ------------------------------------------------------------------

         4)       Date Filed:


        ------------------------------------------------------------------

                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                            HUNTSVILLE, TEXAS 77342

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 23, 1999

To our Shareholders:

       The Annual Meeting of the Shareholders (the "Annual Meeting") of Mitcham Industries, Inc., a Texas corporation (the "Company"), will be held on July 23, 1999, at the Houston Marriott North, 225 North Sam Houston Parkway East, Houston, Texas at 10:00 a.m., CST for the purpose of considering and voting on the following matters:

             1. The election of five directors to serve until the next Annual Meeting and until their successors are elected and qualified.

             2. The approval of the selection of Hein + Associates LLP as the Company's independent public accountants for the fiscal year ending January 31, 2000.

             3. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

       The Board of Directors has established the close of business on May 24, 1999 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.


                                       By Order of the Board of Directors,


                                       P. Blake Dupuis
                                       Secretary


June 4, 1999

                -----------------------------------------------

                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                            HUNTSVILLE, TEXAS 77342

                -----------------------------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 23, 1999

                   ------------------------------------------

                            SOLICITATION OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.01 per share (the "Common Stock"), at the close of business on May 24, 1999, for use at the Annual Meeting to be held at 10:00 a.m., CST, on July 23, 1999, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended January 31, 1999 are being mailed together on or about June 4, 1999, to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of the five nominees for director; (ii) the ratification of the indicated independent public accountants; and (iii) as recommended by the Board of Directors with regard to any other matters or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails. However, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on May 24, 1999, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 9,551,112 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require a plurality of the votes cast at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. The ratification of the selected independent public accountants will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                 OF MANAGEMENT

             PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of May 24, 1999, with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.


                                                                             Common Stock
                                                                          Beneficially Owned
Name and Address                                                ----------------------------------------
of Beneficial Owner                                             Number of Shares        Percent of Class
-------------------                                             ----------------        ----------------

Billy F. Mitcham, Jr......................................         651,694(1)                   6.7%
P. O. Box 1175
Huntsville, Texas 77342

Wellington Management Company, LLP .......................         940,800(2)                   9.9%
75 State Street
Boston, Massachusetts 02109

R. Chaney & Partners IV L.P. .............................       1,274,300(3)                  13.3%
909 Fannin, Suite 1275
Two Houston Center
Houston, Texas 77010

-----------------------
       (1) Includes an aggregate of 242,564 shares of Common Stock owned by Billy F. Mitcham, Sr. (95,040 shares), Paul C. Mitcham (89,930 shares), and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons (the "Mitcham Children's Trusts") (57,594 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options to purchase an aggregate of 154,130 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (53,880 shares), Billy F. Mitcham, Sr. (45,750 shares) and Paul C. Mitcham (54,500 shares).

       (2)   As of December 31, 1998, based upon information contained in a
             Schedule 13G, dated February 10, 1999, filed by Wellington Management Company, LLP ("Wellington") with the Securities and Exchange Commission ("SEC"). All securities reported in Wellington's Schedule 13G are owned by certain of its clients. Wellington has shared disposition power with respect to all of these shares and shared voting power with respect to 605,800 of these shares.

       (3) As of November 6, 1998, based upon information contained in a Form 4, filed jointly by R. Chaney & Partners IV L.P. ("Fund IV"), R. Chaney & Partners III L.P. ("Fund III"), R. Chaney Investments, Inc. ("Investments") and R. Chaney & Partners, Inc. ("Partners") with the SEC. The Form 4 indicates that Fund IV beneficially owns and has sole disposition and voting power over 1,009,300 shares and Fund III beneficially owns and has sole disposition and voting power over 265,000 shares. Investments is the sole general partner of Fund IV, Partners is the sole general partner of Fund III and Robert H. Chaney is the sole shareholder of Investments and Partners.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of May 24, 1999, by (i) the Named Executives and each of the other executive officers of the Company; (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.


                                                                              Common Stock
                                                                            Beneficially Owned
Name and Address                                                  ------------------------------------
of Beneficial Owner(1)                                            Number of Shares    Percent of Class
----------------------                                            ----------------    ----------------
Billy F. Mitcham, Jr......................................           651,694(2)            6.7%
Paul C. Mitcham...........................................           144,430(3)            1.5%
William J. Sheppard.......................................            45,427(4)              *
R. Dean Lewis.............................................             7,000(5)              *
John F. Schwalbe..........................................             9,000(5)              *
P. Blake Dupuis...........................................                --                --
All directors and executive officers......................           703,121(6)            7.3%
 as a group (6 persons)

---------------------
*      Less than 1%

       (1) The business address of each shareholder is the same as that of the Company's principal executive offices.

       (2) Includes an aggregate of 242,564 shares of Common Stock owned by Billy F. Mitcham, Sr. (95,040 shares); Paul C. Mitcham (89,930 shares); and the Mitcham Children's Trusts (57,594 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options to purchase an aggregate of 154,130 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (53,880 shares), Billy F. Mitcham, Sr. (45,750 shares) and Paul C. Mitcham (54,500 shares).

       (3) Includes shares underlying currently exercisable options to purchase 54,500 shares of Common Stock.

       (4) Includes shares underlying currently exercisable options to purchase 45,000 shares of Common Stock.

       (5) Represents shares underlying currently exercisable options and options which will become exercisable within 60 days from May 24, 1999.

       (6) Includes shares underlying currently exercisable options to purchase an aggregate of 215,130 shares of Common Stock, as follows: the 154,130 shares referred to in footnote (2) above, William J. Sheppard (45,000 shares), R. Dean Lewis (7,000 shares) and John F. Schwalbe (9,000 shares).

                             ELECTION OF DIRECTORS

         Five directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than five nominees for directors. Each director so elected will hold office until the next Annual Meeting and until his successor is elected and qualified. All director nominees are currently directors of the Company.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

         NOMINEES FOR DIRECTOR. Set forth below is certain information as of May 24, 1999, with respect to each nominee of the Board of Directors, including the business experience of each during at least the past five years and the age of each on May 24, 1999. The nominees have consented to be named in this Proxy Statement and to serve as directors if elected.



NAME                                            PRINCIPAL OCCUPATION                      AGE      DIRECTOR SINCE

Billy F. Mitcham, Jr.          Chairman of the Board,  President  and Chief  Executive    51            1987
                               Officer.   Mr.  Mitcham  has  more  than  20  years  of
                               experience in the  geophysical  industry.  From 1979 to
                               1987, he served in various  management  capacities with
                               Mitcham  Associates,  an  unrelated  equipment  leasing
                               company.  From  1975 to 1979,  Mr.  Mitcham  served  in
                               various    capacities   with   Halliburton    Services,
                               primarily in oilfield services.

Paul C. Mitcham                Vice   President-Operations   and  a  director  of  the    34            1994
                               Company.  Mr.  Mitcham has been employed by the Company
                               in various  management  positions since 1989.  Prior to
                               1989,  he  worked in  various  field  positions  in the
                               geophysical  industry.  Paul C.  Mitcham is the brother
                               of Billy F. Mitcham, Jr.

William J. Sheppard            Vice President-International Operations and a director     51            1994
                               of the Company.  Mr. Sheppard has more than 25 years
                               of experience in the geophysical industry.  From 1987
                               until October 1994, Mr. Sheppard was the President of
                               Alberta Supply Company, a Canadian seismic
                               equipment sales and services company.

NAME                                            PRINCIPAL OCCUPATION                      AGE      DIRECTOR SINCE

R. Dean Lewis                  Mr.  Lewis is the Dean of the  Business  School  at Sam    55            1995
                               Houston  State  University  and he has  served  in this
                               capacity  since  October  1995.  From  1987 to  October
                               1995,  Mr. Lewis was the  Associate  Dean and Professor
                               of Marketing  at Sam Houston  State  University.  Prior
                               to  1987,   Mr.   Lewis  held  a  number  of  executive
                               positions in the banking and finance industries.

John F. Schwalbe               Mr. Schwalbe has been a Certified Public  Accountant in    55            1994
                               private  practice since 1978, with primary  emphasis on
                               tax planning, consultation, and compliance.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended January 31, 1999, the Board of Directors of the Company held five meetings. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee. Each director participated in at least 75% of all meetings of the Board of Directors and all meetings of committees on which he served.

         AUDIT COMMITTEE. The Audit Committee, which is comprised of Messrs. Schwalbe and Lewis, held one meeting during the fiscal year ended January 31, 1999. Its functions are to: (1) recommend the appointment of independent public accountants; (2) review the scope of the audit by the independent public accountants; (3) review the independence of the independent public accountants;
(4) consider the adequacy of the system of internal controls and review any proposed corrective actions; (5) review and monitor the Company's policies regarding business ethics and conflicts of interest; and (6) discuss with management and the independent public accountants the Company's draft of annual financial statements and key accounting and/or reporting matters.

         COMPENSATION COMMITTEE. The Compensation Committee, which is composed of Messrs. Schwalbe and Lewis held one meeting during the fiscal year ended January 31, 1999. Its functions are to: (1) review the Company's general compensation strategy; (2) establish the salaries and bonuses of the Company's executive officers; and (3) review and administer the Company's Stock Option Plans.


                           COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company $1,000 for every board meeting and $500 for every committee meeting attended and reimburses their expenses incurred in attending board and committee meetings. In addition, under the 1994 Non-Employee Director Stock Option Plan, each non-employee director will receive an option to purchase 5,000 shares upon becoming a director and on the date of each annual meeting of shareholders at which he is re-elected as a director.

                               EXECUTIVE OFFICERS

       Set forth below is certain information concerning the executive officers of the Company, each of whom serves at the pleasure of the Board of Directors.

        NAME                                       AGE                                POSITION
        ------------------------------------- --------------- -------- ----------------------------------------

        Billy F. Mitcham, Jr.                       51                 Chairman of the Board,  President,  and
                                                                       Chief Executive Officer

        Paul C. Mitcham                             34                 Vice President - Operations and
                                                                       Director

        William J. Sheppard                         51                 Vice President - International
                                                                       Operations and Director

        P. Blake Dupuis                             45                 Vice President - Finance,
                                                                       Secretary and Treasurer

       For additional information regarding Messrs. Mitcham and Sheppard, see "Directors" above.

       P. Blake Dupuis - Mr. Dupuis has served as Vice President - Finance, Secretary and Treasurer since September 1998. From September 1996 to July 1998, Mr. Dupuis served as Chief Financial Officer of UTI Energy Corp. From April 1996 to September 1996, Mr. Dupuis served as Chief Financial Officer of Adcor-Nicklos Drilling Company and from December 1993 to April 1996, he served as Chief Financial Officer of Coastwide Energy Services, Inc. Mr. Dupuis is a Certified Public Accountant.

                             EXECUTIVE COMPENSATION

         The following table shows all compensation paid by the Company during the fiscal years ended January 31, 1997, 1998 and 1999 to the Chairman of the Board, Chief Executive Officer and President of the Company and the Company's other executive officers whose total annual salary and bonus exceeded $100,000 in fiscal year 1999 (the "Named Executives").


                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                              ANNUAL COMPENSATION                          COMPENSATION
                                 -------------------------------------------       -------------------------------
                                                                                     SHARES
                                 FISCAL YEAR                                       UNDERLYING
     NAME AND                       ENDED                                            OPTIONS         ALL OTHER
PRINCIPAL POSITION               JANUARY 31,         SALARY ($)    BONUS ($)       GRANTED (#)    COMPENSATION ($)
-------------------------------- -----------         ----------    ---------       -----------    ----------------

Billy F. Mitcham, Jr.               1999               $187,500     $ 30,625(1)           0             $ 0
  Chairman of the Board,            1998               $153,000     $ 44,549(1)      15,000             $ 0
  President and Chief               1997               $115,833     $ 38,670(1)       9,000             $ 0
  Executive Officer


Paul C. Mitcham                     1999               $100,000     $ 12,500(1)           0             $ 0
  Vice President -                  1998                $83,333     $ 22,749(1)      15,000             $ 0
  Operations                        1997                $53,283     $ 19,440(1)       9,000             $ 0


William J. Sheppard                 1999               $100,000     $ 12,500(1)           0             $ 0
  Vice President -                  1998                $83,333     $ 22,749(1)      15,000             $ 0
  International                     1997                $48,033     $ 19,440(1)       9,000             $ 0
  Operations

---------------
       (1) Bonus actually paid in the subsequent fiscal year.

         OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table provides information as to options exercised by the Named Executives in the 1999 fiscal year and year-end value of unexercised options held by the Named Executives.


               AGGREGATE OPTION EXERCISES IN 1999 FISCAL YEAR AND
                         JANUARY 31, 1999 OPTION VALUES

                                                                            NUMBER OF
                                                                           SECURITIES            VALUE OF
                                                                            UNDERLYING          UNEXERCISED
                                                                           UNEXERCISED          IN-THE-MONEY
                                                                            OPTIONS AT           OPTIONS AT
                                                                            JANUARY 31,          JANUARY 31,
                                                                             1999(#)               1999($)

                              SHARES ACQUIRED            VALUE             EXERCISABLE/         EXERCISABLE/
            NAME              ON EXERCISE (#)         REALIZED ($)         UNEXERCISABLE        UNEXERCISABLE(1)
            ----              ---------------         ------------         -------------        ----------------
Billy F. Mitcham, Jr.               0                     $ 0                 53,880/0                $ 0/$ 0
Paul C. Mitcham                     0                     $ 0                 54,500/0             $6,930/$ 0
William J. Sheppard                 0                     $ 0                 45,000/0            $16,170/$ 0

-------------------
       (1) Market value of shares covered by in-the-money options on January 31, 1999, ($4.06), minus the exercise price.

         EMPLOYMENT AGREEMENT. Billy F. Mitcham, Jr.'s employment agreement with the Company is for a term of five years, beginning January 15, 1997, which term is automatically extended for successive one-year periods unless either party gives written notice of termination at least 30 days prior to the end of the current term. The Employment Agreement replaced his previous employment agreement. The Employment Agreement provides for an annual salary of $150,000 (increased to $187,500 effective February 1, 1998) and a bonus at the discretion of the Board of Directors. It may be terminated prior to the end of the initial term or any extension thereof if Mr. Mitcham dies; if it is determined that Mr. Mitcham has become disabled (as defined); if Mr. Mitcham gives three months prior notice of resignation; if the Company gives Mr. Mitcham notice of termination "without cause"; or if the Board of Directors determines that Mr. Mitcham has breached the Employment Agreement in any material respect, has appropriated a material business opportunity of the Company or has engaged in fraud or dishonesty with respect to the Company's business or is convicted of or indicted for any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following (i) a material reduction in his duties and responsibilities (without his consent) or (ii) a reduction in, or failure by the Company to pay when due, any portion of his salary, he will be entitled to payments equal to $450,000, payable ratably over the 24 months following such termination. For a period of two years after the termination of the Employment Agreement, Mr. Mitcham is prohibited from engaging in any business activities which are competitive with the Company's business and from diverting any of the Company's customers to a competitor. The Company has no employment agreements with any of its other executive officers.

         CHANGE OF CONTROL AND TERMINATION AGREEMENTS. In February 1999, the Company entered into severance and change of control agreements with Messrs. Paul Mitcham, Sheppard and Dupuis. Under the terms of the severance and change of control agreements, if a covered executive officer's employment terminates during the 24-month period after a "change of control" of the Company (as defined in the agreements) (such period, the "Protection Period") other than the officer's voluntary resignation (except as stated below) or retirement or a termination of employment for "cause" (as defined in the agreements) or by reason of death or disability, the officer will be entitled to receive certain severance payments and other benefits. The officer's voluntary resignation for "good reason" (as defined in the agreements) will also entitle the officer to the severance benefits and other benefits. The severance payment amount, payable monthly over the 24 months after termination, will be equal to two times such officer's annual base salary on the effective date of the change of control or the date of the termination of employment. In addition, the officer under those circumstances will be entitled to receive continued medical and dental coverage under the Company's applicable plans (to the extent permitted by law or by the plan carriers) for the period of time remaining in the Protection Period after his termination is effective, or until the officer becomes eligible to obtain comparable coverage from a subsequent employer. In addition, any stock options and restricted stock that have not fully vested shall accelerate and immediately become fully vested. Each agreement terminates on January 1, 2002, but will automatically renew for additional one-year terms absent prior written notice from the Company that it is terminating the agreements.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Company's executive compensation program is designed to attract, motivate and retain talented management personnel and to reward management for the Company's successful financial performance and for increasing stockholder value. The Company provides compensation and incentives through a combination of salaries, annual performance bonuses and long-term incentive stock-based awards.

         BASE ANNUAL SALARIES. During fiscal 1997, the Company, at the direction of the Compensation Committee, retained an independent consulting firm to perform a full review of the Company's executive compensation policies. The report concluded, among other things, that the base salaries paid to the Company's executive officers were below those of comparable companies in the industry and region. Accordingly, in fiscal 1999 we authorized annual increases in Executive Officers' base salaries to bring this particular component of total compensation to a level that more closely approximates the comparables used in the compensation study.

         ANNUAL PERFORMANCE BONUS. Annual bonuses are awarded on a discretionary basis. In making our determination of whether to award an annual bonus and the amount of the bonus, we consider numerous factors. Among such factors are financial performance of the Company in relation to planned expectations and performance of the Company in relation to industry conditions. The bonuses awarded for fiscal 1999 reflect the fact that the Company's financial performance met expectations for the first two quarters but then dropped dramatically due to a severe downturn in the level of industry activity.

         LONG-TERM STOCK-BASED COMPENSATION. We believe that a substantial percentage of executive compensation should be directly related to improvement in shareholder value. The independent consulting firm's report also recommended that we grant stock options covering a greater number of shares, that become exercisable over a period longer than one year, which had been our practice, in order to more closely align executive officers' interests with those of shareholders. In fiscal 1998, we approved the grant to executive officers of the options shown in the Summary Compensation Table for that fiscal year. No stock options were granted to executive officers in fiscal year 1999.

                                JOHN F. SCHWALBE
                                 R. DEAN LEWIS

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         PERFORMANCE GRAPH. The graph below compares the cumulative total return of the Company's Common Stock to the S&P's Smallcap 600 stock index and to the S&P's Oil and Gas (Drilling & Equipment) index for the period from January 5, 1995, the day shares of the Company's Common Stock began trading on Nasdaq, to January 31, 1999. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at January 4, 1995, and that all dividends were reinvested.


                              [GRAPH APPEARS HERE]



                                             1/4/95       1/31/95    1/31/96      1/31/97     1/31/98      1/31/99
                                             ------       -------    -------      -------     -------      -------

Mitcham Industries, Inc.................      $100        $ 95.46    $195.46      $313.64     $656.80      $147.71
S&P Smallcap 600.........................     $100        $ 98.59    $130.24      $160.29     $194.14      $200.86
S&P Oil & Gas (Drilling & Equipment).....     $100        $103.85    $143.03      $217.54     $267.69      $173.82


                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         Effective September 20, 1993, the Company and Billy F. Mitcham, Jr. entered into a Voting Agreement (the "Voting Agreement") with Billy F. Mitcham, Sr., Paul C. Mitcham and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons. Under the Voting Agreement, the holders of shares subject thereto have agreed that Mr. Mitcham, Jr. has the authority to vote an additional 242,560 shares, or 2.5% of the Company's outstanding Common Stock. Mr. Mitcham, Jr. had voting control of an aggregate of 651,694 shares, or 6.7%, of the Company's Common Stock, as of May 24, 1999. The Voting Agreement will terminate on the earlier of the agreement of the parties, the transfer by the parties thereto of their shares or the expiration of 25 years. See "Principal Holders of Securities and Security Ownership of Management."

         In the 1999 fiscal year, the Company engaged Billy F. Mitcham, Sr. as a consultant under a consulting agreement. Mr. Mitcham, Sr. has been involved in the energy industry since 1952 and was formerly the owner and the President of Mitcham Associates, Inc., which was also engaged in the leasing and sale of peripheral seismic equipment. Mr. Mitcham, Sr. has served as an industry expert and consultant for the Company since 1987 and was engaged on terms similar to those in his present consulting agreement during that time, though not pursuant to a written agreement. The Company paid Mr. Mitcham, Sr. a total of $66,000 under the agreement in the 1999 fiscal year. The consulting agreement prohibits Mr. Mitcham, Sr. from providing consulting services to, and from contacting or soliciting in an effort to provide services to, any competitor of the Company for two years after the termination of his engagement. Since the Company believes Mr. Mitcham, Sr. could successfully compete with the Company, given his contacts and extensive knowledge of the seismic leasing industry, it feels the terms of Mr. Mitcham, Sr.'s consulting agreement were no less favorable than could be obtained from an unaffiliated third party with similar experience. While the agreement expired on February 1, 1999, the Company continues to engage Mr. Mitcham, Sr. as a consultant on a project basis.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         THE BOARD OF DIRECTORS HAS SELECTED HEIN + ASSOCIATES LLP, WHICH HAS SERVED AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY SINCE 1993, AS INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE BOOKS, RECORDS AND ACCOUNTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 31, 2000. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF SUCH SELECTION. A REPRESENTATIVE OF HEIN + ASSOCIATES LLP IS EXPECTED TO BE PRESENT AT THE ANNUAL MEETING AND WILL HAVE THE OPPORTUNITY TO MAKE A STATEMENT, IF SUCH REPRESENTATIVE CHOOSES TO DO SO, AND WILL BE AVAILABLE TO RESPOND TO APPROPRIATE QUESTIONS.


                                 ANNUAL REPORT

         THE COMPANY'S ANNUAL REPORT COVERING THE FISCAL YEAR ENDED JANUARY 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. EXCEPT FOR THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORT THAT ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN, THE ANNUAL REPORT IS NOT INCORPORATED IN THIS PROXY STATEMENT AND IS NOT TO BE DEEMED PART OF THIS PROXY SOLICITING MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST.


                                   FORM 10-K

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 1999, AS FILED WITH THE SEC (EXCLUDING EXHIBITS), INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED IN WRITING TO THE SECRETARY, MITCHAM INDUSTRIES, INC., POST OFFICE BOX 1175, 44000 HIGHWAY 75 SOUTH, HUNTSVILLE, TEXAS 77342.


                                 OTHER MATTERS

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of such forms and any amendments thereto furnished to the Company during the fiscal year ended January 31, 1999, the Company believes that all filings required to be made under Section 16(a) were timely made.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 2000 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than February 4, 2000, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

                                       By Order of the Board of Directors,



                                       P. Blake Dupuis
                                       Secretary




June 4, 1999

                            MITCHAM INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD JULY 23, 1999

P The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below, and the approval of independent public accountants. This proxy is solicited by the Board of Directors.

R        1.       ELECTION OF DIRECTORS - Billy F. Mitcham, Jr., R. Dean Lewis,
                  Paul C. Mitcham, John F. Schwalbe and William J. Sheppard.

                  [ ]      Vote FOR from all nominees listed above, except vote
                           withheld from (to withhold authority to vote for any
                           individual nominee, write in the names on the line
O                          below:)

                  --------------------------------------------------------------

                  [ ]      Vote WITHHELD from all nominees
X
         2.       APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

                  [ ]  FOR               [ ]  AGAINST            [ ]   ABSTAIN

Y                 [ ] I plan to attend the meeting.


                  PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                            MITCHAM INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD JULY 23, 1999

         The undersigned appoints Billy F. Mitcham, Jr. and P. Blake Dupuis, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Mitcham Industries, Inc. (the "Company") to be held July 23, 1999, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

                                       Dated:                        , 1999
                                             ------------------------


                                       ----------------------------------------
                                                     Signature


                                       ----------------------------------------
                                              Signature if held jointly

                                            THIS PROXY MUST BE SIGNED EXACTLY
                                       AS NAME APPEARS HEREON. Executors,
                                       administrators, trustees, etc., should
                                       give full title as such. If the signer
                                       is a corporation, please sign full
                                       corporate name by duly authorized
                                       officer. If signer is a partnership,
                                       please sign partnership name by
                                       authorized person.